UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – August 12, 2010

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(Exact Name of Registrant as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation)	1-3215 (Commission File Number)	22-1024240 (IRS Employer Identification No.)
One Johnson & Johnson Plaza New Brunswick, New Jersey 08933 (Address of Principal Executive Offices) (Zip Code)

(732) 524-0400
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On August 12, 2010, Johnson & Johnson, a New Jersey corporation (the “Company”), commenced and later that day priced an underwritten public offering of $550,000,000 aggregate principal amount of 2.95% Notes due 2020 and $550,000,000 aggregate principal amount of 4.50% Notes due 2040 (collectively, the “Notes”) under the Company’s Registration Statement on Form S-3, Reg. No. 333-149632.  The issuance and sale of the Notes closed on August 17, 2010.  A legal opinion regarding certain matters of New Jersey and New York law is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit                           Description

4.1	Company Order establishing the terms of the Notes.

5.1	Opinion of James J. Bergin, Assistant General Counsel of the Company.

23.1	Consent of James J. Bergin, Assistant General Counsel of the Company (included in Exhibit 5.1 of this current report).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Johnson & Johnson has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson

Date: August 17, 2010	By:	/s/ DOUGLAS K. CHIA
Name: Douglas K. Chia
Title: Secretary